UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 – April 30, 2012

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2012
Vanguard International Value Fund

> For the six months ended April 30, 2012, Vanguard International Value Fund returned nearly 4%, better than the return of its benchmark index, but slightly behind the average return of peer funds.

> The advisors’ astute choices among European and emerging markets stocks helped the fund outperform its benchmark.

> International stocks generally delivered modest returns, lagging the double-digit advance of U.S. equities.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	30
Trustees Approve Advisory Agreements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard International Value Fund	3.83%
MSCI All Country World Index ex USA	2.73
International Funds Average	4.49
International Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$28.98	$29.17	$0.842	$0.000

Chairman’s Letter

Dear Shareholder,

International stocks traced an uneven path to deliver modest returns for the six months ended April 30, 2012. Europe’s debt drama continued to be a focus, with investors seeming to oscillate between anxiety and optimism depending on the latest headlines. In this environment, Vanguard International Value Fund returned 3.83%.

The fund outpaced the return of its benchmark index, the MSCI All Country World Index ex USA, but trailed the average return of its peers. The advisors’ picks among European and emerging markets stocks boosted results, while choices in the Pacific region limited returns. Among sectors, bright spots included technology and telecommunication stocks. As for currency effects, the relative strength of the U.S. dollar compared with the euro and the yen restrained results for U.S.-based investors during the six months.

Please note that shortly after the close of the period, Vanguard announced that it had eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, which was one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
As I mentioned, international stocks generated a modestly positive return for the six months ended April 30. European companies were the weakest performers, trailing the returns of emerging markets and the developed markets of the Pacific region.

U.S. stocks delivered strong results. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

By the end of the fiscal half-year, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader economic uncertainties.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Europe and emerging markets drove the fund’s performance
European stocks accounted for about 50% of International Value’s assets, on average, during the period, and were a big driver of performance. The advisors’ selections among shares in the United Kingdom and Germany delivered solid gains. The fund also minimized the effect from a steep downturn in Spanish equities because it had significantly less invested in that country than the benchmark did. Questions about Spain’s ability to meet its debt obligations were at the forefront of investors’ concerns during the period.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.39%	1.37%

The fund expense ratio shown is from the prospectus dated February 24, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the fund’s annualized expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: International Funds.

The fund had its highest returns among emerging markets stocks, with shares from South Africa to South Korea turning in robust gains. However, Brazilian stocks, which represented the fund’s largest allocation within emerging markets, had negative returns, largely because of worries about slowing economic growth. Holdings in the Pacific region’s developed markets also hindered results, with subpar picks among Japanese stocks the main culprit.

Among sectors, International Value’s largest concentration was in financials, which accounted for about 20% of assets, on average, during the fiscal half-year. The value approach taken by your fund’s four advisors tends to favor established companies that pay comparatively high dividends, a category that includes many financial firms. For the six months, the fund’s financial holdings posted modest gains.

Technology stocks, in contrast, haven’t traditionally been associated with value investing. Historically, these firms’ stocks have tended to be relatively expensive based on measures such as price/earnings ratios. However, in recent years, as some of these companies have grown more mature, initiated dividends, and seen their stock valuations decline, they’ve drawn more interest from value investors.

Technology stocks accounted for about 11% of your fund’s assets on average during the period. The advisors’ stock picks among semiconductor makers and software firms helped the fund outperform compared with the benchmark’s technology sector. The fund also benefited from the advisors’ selections among telecommunication stocks. These holdings were up only modestly, but their performance was notably better than the benchmark’s telecom sector, which returned about –3%. As for disappointments, subpar choices in the consumer discretionary sector hurt the fund’s performance.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Simple savings strategies can mean a greater chance for success
A decade ago, Jack Brennan, my friend and predecessor as Vanguard’s chairman and chief executive officer, published an insightful book entitled Straight Talk on Investing. My favorite chapter is devoted to the importance of saving. As Jack wrote: “If you really want to accumulate wealth, live by this aphorism: ‘When in doubt, save it.’”

More recently, Vanguard researchers reaffirmed the importance of saving in

Penny Saved, Penny Earned, a paper that is available at vanguard.com/research. They found that retirement investors have a greater likelihood of reaching their goals when they boost their savings rate, their savings time horizon, or both. A savings strategy offers a higher chance of success than simply relying on the possibility of higher portfolio returns, according to this research.

Of course, in emphasizing the value of savings, I’m in no way diminishing the importance of having a sound investment plan and holding a portfolio that is balanced and diversified in line with your goals and your tolerance for risk. Vanguard International Value Fund, which provides diversified low-cost exposure to international stocks, can play an important role as part of such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2012

Advisors’ Report

For the six months ended April 30, 2012, Vanguard International Value Fund returned 3.83%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	29	1,904	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	27	1,730	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
AllianceBernstein L.P.	22	1,411	The advisor uses a fundamentals-based,
			research-driven approach to find companies whose
			long-term earnings power exceeds the level implied by
			their current stock price. Proprietary quantitative tools
			aid risk control and portfolio construction, helping the
			advisor to achieve a balanced trade-off between risk
			and return.
Hansberger Global Investors, Inc.	19	1,245	The advisor employs traditional, bottom-up
			fundamental analysis to identify undervalued
			investment opportunities. A team of analysts operating
			around the world evaluates companies from both
			economic and geographic perspectives.
Cash Investments	3	177	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 18, 2012.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director Michael A. Bennett, CPA, Managing Director

The six-month period ended April 30, 2012, finished with equity markets moving higher because of a number of positive developments. The key driver of improved market sentiment was the perception that the risk of a disorderly Eurozone collapse had been significantly reduced. The longer-term refinancing operations conducted by the European Central Bank (ECB) in December 2011 and February 2012 provided more than a trillion dollars of three-year financing at 1% interest rates. Furthermore, the International Monetary Fund secured additional commitments of $430 billion from members with the intention of guarding against further deterioration in the Eurozone.

In Japan, the Bank of Japan announced an expansion of its stimulus efforts and instituted an inflation target of 1% to promote growth and combat deflation. Emerging markets also performed well, as investors refocused on growth possibilities around the world and policy easing by central banks. From a sector perspective, market leadership was mixed between traditionally cyclical and defensive sectors. Outperforming sectors included consumer staples, health care, and consumer discretionary. In contrast, telecom services, utilities, and materials were among the worst-performing sectors.

Still, specific holdings in the telecom services sector, such as Mobile Telesystems and Telstra, performed well. Stock selection in the energy sector also helped, particularly positions in Petrofac and Technip. BG Group and Tullow Oil also contributed to relative returns following encouraging progress in exploration.

The portfolio also benefited from exposure to the emerging markets; in addition to the position in Mobile Telesystems, the fund got a lift from positions in Brazilian credit card processor Cielo, Thai bank Kasikornbank, and Russia’s Sberbank.

In contrast, stock selection in the health care sector detracted from relative returns over the period despite strong performance by the portfolio’s holdings in pharmaceutical companies Merck, Sanofi, and GlaxoSmithKline. Underperformance by Novartis, related to drug patent expirations, hurt performance.

Stock selection in the consumer discretionary sector also detracted from relative returns. Japanese retailer Yamada Denki struggled as investors shifted their focus to exporting companies that benefited from the weaker yen. Brazilian homebuilder MRV Engenharia e Participacoes hindered results following a decline in contracted sales and worries about the Brazilian economy.

Corporate profitability and balance sheets appear to be strong. We believe that if this profitability can be sustained, despite slow growth in developed markets, then equity valuations overall do not appear unduly stretched.

The ECB’s refinancing facility has meaningfully reduced the risk of a disorderly deleveraging and recession in Europe, in our opinion. However, macroeconomic and political risks remain high. In our view, the United States has yet to meaningfully address its fiscal issue, while in China the response to slowing growth is unlikely to be another sizable construction stimulus. The Eurozone is making some progress toward a lasting solution to its debt crisis, and we believe the structural reforms proposed in Italy and Spain are encouraging for the long term. Nevertheless, a year of austerity and the transferring of some national powers to the European Union could bear considerable political and economic risk.

The portfolio management team continues to focus on stock selection, seeking stocks with sustainably high or improving returns trading at attractive valuations, and we believe that the strong historical record of performance will continue in a variety of market conditions.

Edinburgh Partners Limited

Portfolio Manager: Sandy Nairn, Director and CEO

Despite the dramatic political and environmental events of the past six months, we continue to see little change in our overall economic outlook. Absent meaningful disruption to oil supplies, we expect subdued growth and an evolving rebalancing of the global economy. One side of the equation is a retrenchment by those countries that have been living beyond their means. On the other sit those countries where the balance between savings and consumption will shift. This will also manifest itself in a shift in the pattern of trade balances.

In the past few weeks the European economic and political impasse has again reared its head. There has been much talk of “kicking the can down the road.” In respect to Greece, it is hard to see how this can occur. The markets look as if they will no longer accept political communiqués as carrying any economic substance. It is more likely that we will see an acceleration of capital flight and a run on the Greek banks, which will bring things to a head and potentially render the June election an irrelevance.

Important as Greece is, the principal question is Spain and the extent to which there is sufficient political coherence to support the existing fiscal measures. If there is, then one can expect a circling of the wagons and meaningful financial firepower being deployed to protect Spain. Greece effectively could not be defended because of its lack of competitiveness. This is not true of Spain. On balance, this is the course we expect events to take, but it is not impossible that the political will may wilt in the face of public reaction.

The other big issue lies in the differential effect of global economic policies and the need for the structural surplus countries to control the inflationary impact of Western liquidity injections. As Asian governments, and China in particular, try to control credit expansion, it is entirely possible that we will see an increasing number of bad debts emerge from the frenetic investment expansion of recent years. This is a much longer-term issue, but it remains important. The main implication for the global economy is the potential for rising prices for exported goods and rising costs for those who have moved activities to China and India.

Thus we have bad news coming from almost every angle. This should be an ideal environment for investing, however uncomfortable it feels. We are seeing attractive opportunities appear, and our view on the potential for some of the Japanese corporate sector has not changed. Indeed, recent policy actions suggest a growing consensus on the need to prevent unwarranted appreciation of the yen. We have seen indications of how share prices would respond to the removal of a problem that has dogged Japan for over a decade.

At an aggregate level, the long-term valuation of our portion of the portfolio looks attractive, and as such we are optimistic about future returns. The near-term environment remains fraught, and it is hard to see what will dissipate the worries any time soon. Given the fragility of the financial system, it is certainly the case that inappropriate economic policy has the potential to derail economic recovery. However, this is not our expectation, given all the policy pronouncements and actions we have seen. Unless we are systematically overly optimistic in our assumptions, it appears that the issues we face are largely discounted.

We have some liquidity in the portfolio, which we are gradually putting to work. The most recent sale has been Telecom Italia, where, despite the company’s progress on debt reduction, we are concerned that the government’s drive to increase supply-side efficiency in the economy will lead to its mandating a fiber network, which will have an impact on cash flow and investors.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, Co-Chief Investment Officer—International Value Equities and Director of Research—Global and International Value Equities Henry S. D’Auria, CFA, Co-Chief Investment Officer—International Value Equities and Chief Investment Officer—Emerging Markets Value Equities

Global equities rebounded modestly during the six-month reporting period after the European Central Bank took decisive action to stem the euro-area sovereign-debt crisis at the end of 2011. Volatility began to ease from extremely high levels, but remained elevated at the end of April.

Weak stock selection in several areas, including financials and medical, hindered performance. Solid performance in areas such as energy and capital equipment failed to offset the weakness.

Despite the recent performance, trends in early 2012 bolster our conviction in the portfolio’s positioning. We believe that sticking with attractively valued stocks with strong fundamentals is the right strategy to restore performance premiums as market conditions continue to improve.

At the end of the reporting period, valuation spreads between the cheapest and most expensive quintiles of stocks were still wider than during the financial crisis in 2008. Portfolio valuations are nearly as low as during the crisis, yet our holdings have much stronger profitability and balance sheets.

Corporate strength, better economic prospects, and growing confidence among investors are creating a virtuous circle for equity markets. Not only has volatility declined, but risk appetites are improving and global equity correlations dropped sharply during the first quarter. This means that stocks no longer tended to trade overwhelmingly in the same direction.

We believe that lower correlations are a key ingredient in the success of research-driven investment strategies, and in our view, market conditions now look more promising than at any time in recent years.

Hansberger Global Investors, Inc.

Portfolio Managers: Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director—Emerging Markets

Against the backdrop of continued uncertainty, global equity markets managed to deliver modest gains over the past six months. As the calendar year began, investors were encouraged that new policies being implemented by the European Central Bank would sharply reduce the risk the sovereign-debt crisis poses to the European banking system. In addition, continued strength in corporate earnings and cash flow led to a strong rally in equities. However, later in the period, stocks gave up much of their gains, as worries reemerged about a hard landing in China and several data points suggested the U.S. economy may also be losing steam.

During the period, stock selection in utilities, telecom, and health care helped relative performance. Our position in Brazilian company Cemig was the key driver of our stock selection in the utilities sector. The company benefited from expectations that earnings will improve as legacy contracts are repriced at higher levels. In the telecom sector, wireless operators Vodafone and MTN benefited from positive trends in the markets in which they operate. Finally, our holding in Astellas Pharma was the key driver of performance in the health care sector, as the company’s 2010 acquisition of a competitor began to bear fruit.

Conversely, stock selections in the consumer discretionary and consumer staples sectors were the key detractors from performance. In the consumer discretionary sector, positions in electronics and appliance retailers Yamada Denki and GOME Electrical performed poorly over the period. While the companies operate in different countries, both were hurt by severe price competition and increased investment needs in their respective home markets. Brazilian homebuilder Gafisa also hurt performance during the period as the company struggled to turn around a troubled 2010 acquisition.

In the consumer staples sector, our investment in Tesco PLC also detracted from performance after the company posted its first profit warning in a decade and announced lost market share over the Christmas period in the United Kingdom.

Despite ongoing worries about the global economy, the corporate sector continues to be quite healthy. Moreover, the resilient earnings shown in recent results coupled with temporary shifts in share prices have kept valuations at extremely attractive levels. Overall, we continue to believe that as the outlook for the global economy becomes clearer, there is significant room for global equities to build on their early 2012 gains.

International Value Fund

Fund Profile
As of April 30, 2012

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	247	1,837
Median Market Cap	$35.9B	$27.6B
Price/Earnings Ratio	12.5x	13.5x
Price/Book Ratio	1.3x	1.4x
Return on Equity	17.3%	17.2%
Earnings Growth Rate	3.0%	3.9%
Dividend Yield	3.2%	3.3%
Turnover Rate
(Annualized)	30%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.39%	—
Short-Term Reserves	2.4%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	10.4%	9.6%
Consumer Staples	9.8	10.0
Energy	10.6	11.4
Financials	20.6	23.6
Health Care	8.7	6.9
Industrials	11.1	10.6
Information Technology	11.0	6.6
Materials	8.6	11.5
Telecommunication
Services	7.9	5.9
Utilities	1.3	3.9

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.97	0.98
Beta	1.06	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Unilever	Packaged Foods &
	Meats	2.1%
GlaxoSmithKline plc	Pharmaceuticals	2.1
Samsung Electronics Co.
Ltd.	Semiconductors	1.8
Sanofi	Pharmaceuticals	1.8
Vodafone Group plc	Wireless
	Telecommunication
	Services	1.5
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.4
Gazprom OAO ADR	Integrated Oil &
	Gas	1.4
Novartis AG	Pharmaceuticals	1.4
SAP AG	Application
	Software	1.2
Vale SA Class B ADR	Steel	1.2
Top Ten		15.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 24, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratio was 0.39%.

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	22.5%	15.7%
France	6.7	6.0
Germany	6.2	5.7
Switzerland	5.0	5.8
Italy	3.0	1.5
Netherlands	2.9	1.6
Belgium	1.2	0.7
Sweden	1.2	2.1
Other	1.9	4.2
Subtotal	50.6%	43.3%
Pacific
Japan	18.3%	14.5%
Australia	3.3	6.0
Hong Kong	1.8	2.0
Singapore	1.6	1.2
Other	0.0	0.1
Subtotal	25.0%	23.8%
Emerging Markets
China	4.9%	4.4%
Brazil	4.5	3.4
South Korea	3.7	3.7
Russia	3.2	1.6
Taiwan	1.8	2.6
South Africa	1.1	1.9
Other	2.5	6.6
Subtotal	21.7%	24.2%
North America
Canada	2.7%	8.3%
Middle East	0.0%	0.4%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2001, Through April 30, 2012

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	-5.88%	-2.64%	6.70%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (94.1%)[1]
Australia (2.9%)
Telstra Corp. Ltd.	10,135,853	37,371
BHP Billiton Ltd.	976,535	36,237
Orica Ltd.	879,756	24,483
National Australia
Bank Ltd.	848,041	22,167
Westpac Banking Corp.	903,382	21,289
Commonwealth Bank of
Australia	335,565	18,102
Macquarie Group Ltd.	596,390	17,976
Suncorp Group Ltd.	950,230	8,013
		185,638
Belgium (1.2%)
^ Anheuser-Busch InBev
NV	845,341	60,929
Delhaize Group SA	192,356	9,362
KBC Groep NV	217,930	4,225
		74,516
Brazil (4.3%)
Petroleo Brasileiro SA
ADR Type A	2,977,137	65,973
Banco do Brasil SA	4,159,500	51,608
Vale SA Class B ADR	2,236,178	48,369
Cielo SA	1,228,377	36,900
Vale SA Class B Pfd.
ADR	1,224,700	27,188
Cia Energetica de
Minas Gerais ADR	675,692	16,669
Banco Bradesco SA ADR	907,829	14,553
MRV Engenharia e
Participacoes SA	2,193,500	12,819
Gafisa SA ADR	1,476,271	5,433
		279,512
Canada (2.7%)
^ Bank of Nova Scotia	412,560	22,886
Potash Corp. of
Saskatchewan Inc.
(Toronto Shares)	520,400	22,126
Suncor Energy Inc.	559,693	18,492

			Market
			Value
		Shares	($000)
	Canadian National
	Railway Co.	200,250	17,077
	Teck Resources Ltd.
	Class B	405,906	15,153
	Nexen Inc.	743,366	14,365
	National Bank of Canada	153,100	11,949
	Agrium Inc.	133,400	11,751
	Potash Corp. of
	Saskatchewan Inc.	271,865	11,549
	Magna International Inc.	233,820	10,247
	Goldcorp Inc.	250,490	9,593
	Kinross Gold Corp.	558,590	5,004
	Industrial Alliance
	Insurance & Financial
	Services Inc.	37,262	1,188
			171,380
China (4.7%)
	China Mobile Ltd.	5,662,500	62,647
^	Geely Automobile
	Holdings Ltd.	98,935,000	36,597
	China Construction
	Bank Corp.	47,130,960	36,576
^	Weichai Power Co. Ltd.	7,764,600	36,346
	China State Construction
	International Holdings
	Ltd.	30,859,280	28,331
	China Shenhua Energy
	Co. Ltd.	3,923,000	17,324
	China Overseas Land
	& Investment Ltd.	7,586,000	16,394
	Ping An Insurance
	Group Co.	1,865,500	15,495
	China Petroleum &
	Chemical Corp.	11,886,000	12,624
^,*,2Chow Tai Fook Jewellery
	Group Ltd.	7,719,800	11,622
^,*	China ZhengTong Auto
	Services Holdings Ltd.	11,647,500	11,434
^	GCL-Poly Energy
	Holdings Ltd.	38,143,000	9,782

International Value Fund

			Market
			Value
		Shares	($000)
^	Evergrande Real Estate
	Group Ltd.	10,741,000	6,166
	Dongfeng Motor Group
	Co. Ltd.	2,186,000	4,276
			305,614
Finland (0.6%)
	Sampo Oyj	762,651	20,306
	Nokia Oyj	5,420,833	19,633
			39,939
France (6.1%)
	Sanofi	1,522,619	116,302
	BNP Paribas SA	1,288,188	51,991
	Total SA	774,117	37,161
	Technip SA	185,451	21,060
	Valeo SA	383,816	18,876
^	LVMH Moet Hennessy
	Louis Vuitton SA	111,041	18,421
	Danone	257,026	18,095
^	Bouygues SA	653,827	17,839
	Faurecia	575,991	12,377
	Societe Generale SA	516,994	12,240
	Safran SA	315,600	11,698
	AXA SA	780,288	11,088
	Renault SA	240,960	10,962
	ArcelorMittal	603,754	10,488
	Cie Generale des
	Etablissements Michelin	140,340	10,488
	Vivendi SA	550,690	10,186
	GDF Suez	361,505	8,323
			397,595
Germany (5.6%)
	SAP AG	1,193,131	79,122
	Deutsche Post AG	2,169,590	40,515
^	Volkswagen AG Prior Pfd.	192,807	36,549
	Bayerische Motoren
	Werke AG	352,950	33,570
^	Merck KGaA	201,655	22,166
	Allianz SE	175,590	19,586
^	E.ON AG	699,990	15,849
	Siemens AG	168,371	15,628
^	Bayer AG	218,781	15,416
	Henkel AG & Co. KGaA
	Prior Pfd.	202,587	15,076
	Adidas AG	166,173	13,861
	Deutsche Bank AG	302,950	13,152
^	Muenchener
	Rueckversicherungs AG	89,660	13,023
	ThyssenKrupp AG	540,600	12,821
	GEA Group AG	296,217	9,783
^	Deutsche Lufthansa AG	514,650	6,702
			362,819
Hong Kong (1.8%)
	Swire Pacific Ltd. Class A	3,401,850	40,101
	China Mobile Ltd. ADR	533,700	29,535

		Market
		Value
	Shares	($000)
Wing Hang Bank Ltd.	1,419,000	15,044
HSBC Holdings plc	1,331,869	12,043
New World Development
Co. Ltd.	5,556,000	6,888
Yue Yuen Industrial
Holdings Ltd.	1,495,500	4,989
Jardine Matheson
Holdings Ltd.	73,200	3,621
Cathay Pacific Airways
Ltd.	1,255,000	2,123
		114,344
India (0.4%)
ICICI Bank Ltd. ADR	445,849	15,110
Infosys Ltd. ADR	241,058	11,414
		26,524
Indonesia (0.7%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	771,800	27,947
Bank Mandiri Persero
Tbk PT	19,847,000	15,916
		43,863
Ireland (0.3%)
* Ryanair Holdings plc ADR	647,600	21,805

Italy (2.8%)
ENI SPA	3,269,476	72,648
* Telecom Italia SPA
(Registered)	46,409,515	52,652
Intesa Sanpaolo SPA
(Registered)	19,921,525	30,198
Atlantia SPA	1,215,993	18,438
* Telecom Italia SPA
(Bearer)	6,391,400	5,986
		179,922
Japan (17.2%)
Japan Tobacco Inc.	11,510	63,762
Fujitsu Ltd.	10,989,000	53,410
Mitsubishi Corp.	2,376,900	51,512
Canon Inc.	1,085,400	49,199
Sumitomo Mitsui
Financial Group Inc.	1,525,600	48,817
Bridgestone Corp.	1,884,800	44,598
Tokyo Electron Ltd.	798,800	44,266
Omron Corp.	2,079,900	44,189
Softbank Corp.	1,444,900	43,125
FANUC Corp.	244,600	41,252
Ricoh Co. Ltd.	4,271,000	38,260
Dai Nippon Printing Co.
Ltd.	4,277,000	37,958
Fujikura Ltd.	10,417,000	32,389
Yamada Denki Co. Ltd.	490,310	31,817
Panasonic Corp.	3,963,300	30,385
Nippon Telegraph &
Telephone Corp.	668,100	30,229

International Value Fund

			Market
			Value
		Shares	($000)
	Komatsu Ltd.	974,500	28,046
	Daito Trust Construction
	Co. Ltd.	304,200	27,356
	Asahi Glass Co. Ltd.	3,235,000	25,435
	JS Group Corp.	1,279,200	25,119
	Nissan Motor Co. Ltd.	2,183,000	22,697
	Shin-Etsu Chemical
	Co. Ltd.	389,600	22,488
	Astellas Pharma Inc.	456,200	18,501
	Yahoo Japan Corp.	59,705	17,918
	Nintendo Co. Ltd.	125,200	16,900
	Mitsui & Co. Ltd.	1,038,900	16,223
	Sumitomo Electric
	Industries Ltd.	1,142,800	15,416
	Toyota Motor Corp.	365,100	14,961
	THK Co. Ltd.	697,600	13,950
	Honda Motor Co. Ltd.	386,300	13,903
	Sumitomo Corp.	973,900	13,840
	Sony Corp.	834,825	13,502
	Sharp Corp.	2,109,000	13,492
	Mitsubishi UFJ Financial
	Group Inc.	2,749,700	13,203
	Sumitomo Mitsui Trust
	Holdings Inc.	4,447,650	13,030
	Bank of Yokohama Ltd.	2,556,000	12,379
	JX Holdings Inc.	2,089,700	11,788
	ORIX Corp.	108,560	10,380
*	Mazda Motor Corp.	5,885,000	9,563
*	Sumco Corp.	512,900	5,445
	Sumitomo Rubber
	Industries Ltd.	369,100	5,079
	Asahi Group Holdings
	Ltd.	213,700	4,812
	DIC Corp.	2,157,000	4,481
	Konica Minolta
	Holdings Inc.	470,500	3,817
	NTT DoCoMo Inc.	2,094	3,576
	IHI Corp.	1,468,000	3,551
	Air Water Inc.	197,000	2,483
	JFE Holdings Inc.	90,500	1,693
			1,110,195
Netherlands (2.7%)
^	Heineken NV	904,013	49,480
	Unilever NV	1,277,174	43,749
*	ING Groep NV	5,272,428	37,197
	Koninklijke DSM NV	370,910	21,285
	Koninklijke Ahold NV	1,125,300	14,283
*	Aegon NV	2,008,640	9,343
			175,337
Norway (0.5%)
*	Subsea 7 SA	480,301	12,439
	Seadrill Ltd.	262,500	10,178
*	Petroleum Geo-Services
	ASA	551,750	8,347
			30,964

		Market
		Value
	Shares	($000)
Poland (0.2%)
KGHM Polska Miedz SA	247,810	10,957

Portugal (0.2%)
EDP - Energias de
Portugal SA	3,455,880	9,883

Russia (3.1%)
Gazprom OAO ADR
(London Shares)	6,876,520	79,644
Sberbank of Russia	17,055,394	54,758
Lukoil OAO ADR	484,756	29,823
Mobile Telesystems
OJSC ADR	842,347	16,476
Gazprom OAO ADR	942,285	10,914
MMC Norilsk Nickel
OJSC ADR	510,077	9,074
		200,689
Singapore (1.6%)
DBS Group Holdings
Ltd.	4,915,701	55,225
Singapore
Telecommunications
Ltd.	18,985,000	47,756
		102,981
South Africa (1.1%)
Mr Price Group Ltd.	1,604,646	21,732
MTN Group Ltd.	1,129,135	19,746
Standard Bank Group
Ltd.	1,205,256	17,804
Bidvest Group Ltd.	245,260	5,805
Exxaro Resources Ltd.	214,600	5,721
		70,808
South Korea (3.6%)
Samsung Electronics
Co. Ltd.	95,284	116,624
Hyundai Mobis	120,426	32,559
KB Financial Group Inc.	913,944	30,922
LG Display Co. Ltd.	873,410	19,281
KT&G Corp.	271,955	18,664
^ OCI Co. Ltd.	47,650	8,958
DGB Financial Group Inc.	329,320	3,833
Kia Motors Corp.	51,950	3,812
		234,653
Spain (0.1%)
Gas Natural SDG SA	557,691	7,774

Sweden (1.1%)
^ Assa Abloy AB Class B	1,143,543	33,284
Swedbank AB Class A	1,517,630	25,053
^ Sandvik AB	974,163	15,402
		73,739
Switzerland (4.8%)
Novartis AG	1,635,129	90,285
ABB Ltd.	2,903,480	52,910

International Value Fund

		Market
		Value
	Shares	($000)
Roche Holding AG	208,317	38,072
Julius Baer Group Ltd.	912,619	34,982
Nestle SA	471,320	28,887
Actelion Ltd.	671,714	28,446
Credit Suisse Group AG	979,384	23,426
Cie Financiere Richemont
SA	216,520	13,402
		310,410
Taiwan (1.8%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	14,257,704	42,141
Advanced Semiconductor
Engineering Inc.	17,938,992	18,039
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	1,123,915	17,511
AU Optronics Corp.	27,038,460	12,167
HTC Corp.	602,000	9,036
Pegatron Corp.	4,762,000	6,850
Wistron Corp.	4,527,359	6,754
Lite-On Technology Corp.	2,770,903	3,367
		115,865
Thailand (0.7%)
Kasikornbank PCL
(Foreign)	6,873,200	36,322
PTT PCL	1,045,600	11,925
		48,247
Turkey (0.4%)
KOC Holding AS	4,672,636	17,355
Turkiye Vakiflar Bankasi
Tao	5,745,200	10,312
		27,667
United Kingdom (20.9%)
GlaxoSmithKline plc	5,788,455	133,722
Vodafone Group plc	35,377,574	97,924
Unilever plc	2,672,802	91,308
BP plc	9,472,385	68,430
Rio Tinto plc	1,130,543	63,372
Royal Dutch Shell plc
Class A	1,707,711	60,908
British American
Tobacco plc	1,036,265	53,150
Prudential plc	4,051,132	49,650
TESCO plc	9,597,194	49,451
WPP plc	3,213,109	43,509
Xstrata plc	2,105,992	40,447
HSBC Holdings plc	4,409,000	39,801
AstraZeneca plc	899,650	39,424
Aviva plc	7,646,498	38,271
Diageo plc	1,454,000	36,675
Rexam plc	4,783,363	33,390
Standard Chartered plc	1,317,374	32,204
Smith & Nephew plc	3,261,352	32,102
Barclays plc	8,633,016	30,564
Petrofac Ltd.	1,078,023	30,443

			Market
			Value
		Shares	($000)
	Informa plc	4,436,698	29,860
	BG Group plc	1,219,232	28,768
	Tullow Oil plc	963,825	24,046
*	Royal Bank of Scotland
	Group plc	59,245,579	23,373
	British Sky Broadcasting
	Group plc	1,807,752	19,895
	BHP Billiton plc	598,956	19,281
	WM Morrison
	Supermarkets plc	4,058,965	18,488
	Wolseley plc	475,113	18,088
	Imperial Tobacco
	Group plc	383,300	15,328
	Eurasian Natural
	Resources Corp. plc	1,639,348	14,944
	GKN plc	4,128,840	13,656
	ICAP plc	2,066,711	12,739
*	Evraz plc	2,017,074	12,115
	National Grid plc	1,088,030	11,749
	Anglo American plc	248,170	9,590
*	Lloyds Banking
	Group plc	18,941,070	9,507
	Taylor Wimpey plc	4,671,260	3,810
			1,349,982
Total Common Stocks
(Cost $6,163,543)			6,083,622
Temporary Cash Investments (10.6%)[1]
Money Market Fund (10.4%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.137%	672,861,020	672,861

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Freddie Mac Discount
	Notes, 0.145%, 9/17/12	10,500	10,494
	United States Treasury
	Bill, 0.069%–0.071%,
	5/17/12	5,000	5,000
	United States Treasury
	Note/Bond, 0.625%,
	6/30/12	600	601
6	United States Treasury
	Note/Bond, 1.375%,
	9/15/12	500	502
			16,597
Total Temporary Cash Investments
(Cost $689,458)			689,458
Total Investments (104.7%)
(Cost $6,853,001)			6,773,080

International Value Fund

Market
Value
($000)
Other Assets and Liabilities (-4.7%)
Other Assets	102,373
Liabilities[4]	(408,416)
(306,043)
Net Assets (100%)
Applicable to 221,682,953 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,467,037
Net Asset Value Per Share	$29.17

At April 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	7,577,321
Undistributed Net Investment Income	41,398
Accumulated Net Realized Losses	(1,068,005)
Unrealized Appreciation (Depreciation)
Investment Securities	(79,921)
Futures Contracts	(6,752)
Forward Currency Contracts	2,338
Foreign Currencies	658
Net Assets	6,467,037

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $329,417,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.0% and 7.7%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of this security represented 0.2% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $350,742,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 Securities with a value of $10,896,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1]	89,414
Interest[2]	156
Security Lending	1,855
Total Income	91,425
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,909
Performance Adjustment	(1,381)
The Vanguard Group—Note C
Management and Administrative	6,593
Marketing and Distribution	797
Custodian Fees	551
Shareholders’ Reports	53
Trustees’ Fees and Expenses	8
Total Expenses	12,530
Expenses Paid Indirectly	(36)
Net Expenses	12,494
Net Investment Income	78,931
Realized Net Gain (Loss)
Investment Securities Sold	(752)
Futures Contracts	21,746
Foreign Currencies and Forward Currency Contracts	(7,113)
Realized Net Gain (Loss)	13,881
Change in Unrealized Appreciation (Depreciation)
Investment Securities	169,755
Futures Contracts	(20,447)
Foreign Currencies and Forward Currency Contracts	2,073
Change in Unrealized Appreciation (Depreciation)	151,381
Net Increase (Decrease) in Net Assets Resulting from Operations	244,193
1 Dividends are net of foreign withholding taxes of $6,290,000.
2 Interest income from an affiliated company of the fund was $149,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	78,931	190,358
Realized Net Gain (Loss)	13,881	68,816
Change in Unrealized Appreciation (Depreciation)	151,381	(754,252)
Net Increase (Decrease) in Net Assets Resulting from Operations	244,193	(495,078)
Distributions
Net Investment Income	(189,241)	(158,358)
Realized Capital Gain	—	—
Total Distributions	(189,241)	(158,358)
Capital Share Transactions
Issued	440,583	1,142,498
Issued in Lieu of Cash Distributions	179,202	150,229
Redeemed[1]	(761,047)	(1,618,337)
Net Increase (Decrease) from Capital Share Transactions	(141,262)	(325,610)
Total Increase (Decrease)	(86,310)	(979,046)
Net Assets
Beginning of Period	6,553,347	7,532,393
End of Period[2]	6,467,037	6,553,347

1 Net of redemption fees for fiscal 2012 and 2011 of $52,000 and $149,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $41,398,000 and $151,532,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.98	$31.92	$29.95	$24.36	$48.38	$41.70
Investment Operations
Net Investment Income	.358	.843	.698	.742	1.176[1]	1.020
Net Realized and Unrealized Gain (Loss)
on Investments	.674	(3.103)	2.007	5.839	(21.841)	9.634
Total from Investment Operations	1.032	(2.260)	2.705	6.581	(20.665)	10.654
Distributions
Dividends from Net Investment Income	(.842)	(.680)	(.735)	(.991)	(.940)	(.880)
Distributions from Realized Capital Gains	—	—	—	—	(2.415)	(3.094)
Total Distributions	(.842)	(.680)	(.735)	(.991)	(3.355)	(3.974)
Net Asset Value, End of Period	$29.17	$28.98	$31.92	$29.95	$24.36	$48.38

Total Return[2]	3.83%	-7.27%	9.12%	28.34%	-45.49%	27.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,467	$6,553	$7,532	$6,494	$5,335	$10,313
Ratio of Total Expenses to
Average Net Assets[3]	0.39%	0.39%	0.39%	0.45%	0.42%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.59%	2.41%	2.93%	3.08%	2.46%
Portfolio Turnover Rate	30%	39%	51%	55%	59%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), (0.04%), (0.02%), 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

International Value Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Ltd., and Hansberger Global Investors, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of AllianceBernstein L.P., and Lazard Asset Management LLC are subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee for Edinburgh Partners Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to February 1, 2011, and to the current benchmark, the MSCI All Country World Index ex USA, beginning February 1, 2011. The benchmark change will be fully phased in by January 2014.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

International Value Fund

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a decrease of $1,381,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $968,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2012, these arrangements reduced the fund’s management and administrative expenses by $19,000 and custodian fees by $17,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	590,690	5,492,932	—
Temporary Cash Investments	672,861	16,597	—
Futures Contracts—Liabilities[1]	(883)	—	—
Forward Currency Contracts—Assets	—	3,461	—
Forward Currency Contracts—Liabilities	—	(1,123)	—
Total	1,262,668	5,511,867	—
1 Represents variation margin on the last day of the reporting period.

International Value Fund

F. At April 30, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	3,461	3,461
Liabilities	(883)	(1,123)	(2,006)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	21,746	—	21,746
Forward Currency Contracts	—	(5,920)	(5,920)
Realized Net Gain (Loss) on Derivatives	21,746	(5,920)	15,826

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(20,447)	—	(20,447)
Forward Currency Contracts	—	1,090	1,090
Change in Unrealized Appreciation (Depreciation) on Derivatives	(20,447)	1,090	(19,357)

At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2012	2,342	70,023	(5,096)
FTSE 100 Index	June 2012	592	54,939	(874)
Topix Index	June 2012	393	39,499	(1,338)
S&P ASX 200 Index	June 2012	193	22,086	556

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At April 30, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	6/20/12	EUR	50,718	USD	67,144	776
UBS AG	6/20/12	GBP	34,399	USD	55,842	1,792
UBS AG	6/12/12	JPY	3,240,507	USD	40,601	845
UBS AG	6/26/12	AUD	11,415	USD	11,812	48
UBS AG	6/26/12	AUD	9,168	USD	9,486	(64)
Goldman Sachs Bank USA	5/15/12	USD	92,067	JPY	7,349,837	(1,059)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2012, the counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2012, the fund realized net foreign currency losses of $1,193,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2012, the fund realized gains on the sale of passive foreign investment companies of $1,369,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at April 30, 2012, had unrealized appreciation of $3,677,000 as of October 31, 2011, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

International Value Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $1,076,059,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $6,856,678,000. Net unrealized depreciation of investment securities for tax purposes was $83,598,000, consisting of unrealized gains of $831,891,000 on securities that had risen in value since their purchase and $915,489,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2012, the fund purchased $942,377,000 of investment securities and sold $1,324,338,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
	Shares	Shares
	(000)	(000)
Issued	15,578	36,864
Issued in Lieu of Cash Distributions	6,717	4,721
Redeemed	(26,738)	(51,445)
Net Increase (Decrease) in Shares Outstanding	(4,443)	(9,860)

J. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,038.32	$1.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.92	1.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with Lazard Asset Management LLC, AllianceBernstein L.P., Edinburgh Partners Limited, and Hansberger Global Investors, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation. Lazard is a subsidiary of Lazard Freres & Co. LLC and has advised a portion of the fund since 2006.

AllianceBernstein L.P. AllianceBernstein is a global asset management firm that provides diversified investment management services involving growth and value equities, blend strategies, and fixed income securities to clients worldwide. The investment team at AllianceBernstein employs a bottom-up, research-driven, value-based equity investment philosophy in selecting stocks. It relies on substantial investment research to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. AllianceBernstein has advised a portion of the fund since 2004.

Edinburgh Partners Limited. Edinburgh Partners is an independent fund management company specializing in global investment analysis. The firm employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process. The firm is based in Edinburgh, Scotland, and has advised a portion of the fund since 2008.

Hansberger Global Investors, Inc. Founded in 1994, Hansberger specializes in managing international, global, and emerging markets equity portfolios. The advisor employs a sound process, selecting companies that are undervalued relative to their earnings power, cash flow, or asset value, and that possess a catalyst for a near-term rise in share price. The advisor’s internal research team conducts intensive fundamental analysis, which includes regular company visits by the firm’s analysts. The firm has advised a portion of the fund since 2000.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peers. The board noted that AllianceBernstein has underperformed its benchmark and peer group over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Lazard Asset Management, AllianceBernstein, Edinburgh Partners, and Hansberger Global Investors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Lazard Asset Management, AllianceBernstein, Edinburgh Partners, and Hansberger Global Investors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062012

Semiannual Report | April 30, 2012
Vanguard Diversified Equity Fund

> For the six months ended April 30, 2012, Vanguard Diversified Equity Fund returned about 13%, outpacing the results of its comparative standards.

> The fund invests in eight underlying Vanguard stock funds, each of which posted a double-digit gain for the period.

> Returns for the underlying funds ranged from nearly 11% for Vanguard Explorer Fund to about 15% for Vanguard U.S. Growth Fund.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	16
Trustees Approve Advisory Arrangement.	18
Glossary.	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard Diversified Equity Fund	13.27%
MSCI US Broad Market Index	12.82
Multi-Cap Core Funds Average	10.55
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$20.34	$22.76	$0.246	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund—a “fund of funds” that invests in eight underlying Vanguard stock funds—returned 13.27% for the six months ended April 30, 2012. The fund outperformed both its benchmark and its peer group.

While all areas of the U.S. equity market produced solid gains for the period, growth stocks tended to outperform their value counterparts, and large-capitalization stocks did slightly better than mid- and small-cap stocks. The underlying funds that make up the Diversified Equity Fund each produced double-digit returns, with six-month results ranging from almost 11% for Vanguard ExplorerTM Fund to about 15% for Vanguard U.S. Growth Fund.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
U.S. stocks delivered strong returns for the half-year. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

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By the end of the period, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader economic uncertainties.

International stocks generated a modestly positive return. European companies were the weakest performers, trailing the returns of emerging markets and the developed markets of the Pacific region.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

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yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

In the Diversified Equity portfolio, growth funds were the leaders
As I mentioned, the Diversified Equity Fund invests in eight underlying Vanguard funds. While all of these funds are actively managed and invested solely in stocks, they differ in their investment approaches and in the types of stocks they hold.

Together, the eight funds cover the style and capitalization spectrum, investing in growth and value stocks as well as in small-, mid-, and large-cap companies.

Vanguard U.S. Growth Fund and Mid-Cap Growth Fund generated the group’s strongest results for the period, returning 14.99% and 14.97%, respectively. As their names suggest, both funds invest primarily in stocks of growth-oriented companies, firms that the advisors believe have the

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.41%	1.18%

The acquired fund fees and expenses—drawn from the prospectus dated February 24, 2012—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2012, the annualized acquired fund fees and expenses were 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Core Funds.

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opportunity for above-average acceleration in earnings and revenue. Growth stocks, as I noted, performed exceptionally well during the fiscal half-year. The U.S. Growth Fund, which tends to focus on larger companies, received a boost from holdings in information technology stocks. Mid-sized industrial and consumer discretionary companies contributed most to the Mid-Cap Growth Fund’s returns.

Vanguard Growth and Income Fund was Diversified Equity’s largest holding for the period at about 20% of assets, and it posted the third-highest return of the underlying funds. This fund, which invests in large-cap stocks of both growth and value orientations, returned 14.02% for the period.

Vanguard MorganTM Growth Fund, WindsorTM II Fund, and Windsor Fund each returned about 13% for the six months. Morgan Growth, which focuses on stocks of both mid-size and large growth companies, returned 13.03% for the period. A majority of the fund’s return came from its information technology stocks.

Windsor II and Windsor—which invest primarily in large-cap value stocks, representing companies that the advisors believe are inexpensive in relation to their earnings or other metrics—returned 12.92% and 12.61%, respectively, for the period. For each fund, performance was driven in large part by holdings in the financial sector.

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2012
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.0%	14.02%
Vanguard Windsor Fund Investor Shares	15.0	12.61
Vanguard Morgan Growth Fund Investor Shares	15.0	13.03
Vanguard U.S. Growth Fund Investor Shares	15.0	14.99
Vanguard Windsor II Fund Investor Shares	15.0	12.92
Vanguard Explorer Fund Investor Shares	10.0	10.72
Vanguard Mid-Cap Growth Fund	5.1	14.97
Vanguard Capital Value Fund	4.9	11.87
Combined	100.0%	13.27%

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Vanguard Capital Value Fund and Explorer Fund round out the Diversified Equity Fund’s lineup. Capital Value, which invests in undervalued stocks across the capitalization spectrum, returned 11.87% for the period. Explorer focuses on smaller companies, which underperformed larger stocks during the period. The fund posted a result of 10.72%.

Simple savings strategies can mean a greater chance for success
A decade ago, Jack Brennan, my friend and predecessor as Vanguard’s chairman and chief executive officer, published an insightful book entitled Straight Talk on Investing. My favorite chapter is devoted to the importance of savings. As Jack wrote: “If you really want to accumulate wealth, live by this aphorism: ‘When in doubt, save it.’ ”

Vanguard’s approach to active management
Vanguard Diversified Equity Fund gives investors the opportunity to benefit from the talents of some of the world’s most distinguished active managers. Our approach to manager selection emphasizes six criteria that, in our judgment, can lead to exceptional long-term results for shareholders.

The firm: The managers operate in a stable, investment-oriented culture.

The people: The managers are members of deep teams with a commitment to investment excellence.

The philosophy: The managers hold sound investment philosophies that have demonstrated their value over time.

The process: The managers follow clear and replicable processes in executing their strategies.

The portfolio: The managers’ portfolios are consistent with their philosophies and processes and demonstrate strong conviction in their investment beliefs.

The performance: The managers have demonstrated long-term success through a variety of investment environments. Periods of strength and weakness can be clearly explained.

The competition for benchmark-beating returns is intense. Our experience suggests that managers who demonstrate strength in these criteria are in the best position to deliver it.

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More recently, Vanguard researchers reaffirmed the importance of saving in

Penny Saved, Penny Earned, a paper that is available at vanguard.com/research. They found that retirement investors have a greater likelihood of reaching their goals when they boost their savings rate, their savings time horizon, or both. A savings strategy offers a higher chance of success than simply relying on the possibility of higher portfolio returns, according to this research.

Of course, in emphasizing the value of savings, I’m in no way diminishing the importance of having a sound investment plan and holding a portfolio that is balanced and diversified in line with your goals and your tolerance for risk. Vanguard Diversified Equity Fund, which provides investors with broad, low-cost exposure to the U.S. stock market, can play a key role in the equity portion of such a balanced portfolio.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2012

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Diversified Equity Fund

Fund Profile
As of April 30, 2012

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,441	3,273
Median Market Cap	$33.1B	$35.9B
Price/Earnings Ratio	15.4x	16.6x
Price/Book Ratio	2.2x	2.3x
Return on Equity	17.8%	18.1%
Earnings Growth Rate	7.7%	8.6%
Dividend Yield	2.0%	2.0%
Turnover Rate
(Annualized)	5%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.41%	—
30-Day SEC Yield	1.05%	—
Fund data reflect holdings of underlying funds.

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard Windsor Fund Investor Shares	15.0
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	5.1
Vanguard Capital Value Fund	4.9

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.99
Beta	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	11.0%	12.2%
Consumer Staples	9.9	9.5
Energy	10.3	10.5
Financials	16.1	15.5
Health Care	14.4	11.4
Industrials	12.3	11.1
Information Technology	17.9	19.7
Materials	2.8	4.0
Telecommunication Services	2.2	2.6
Utilities	3.1	3.5
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 24, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2012, the annualized acquired fund fees and expenses were 0.42%.

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Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005, Through April 30, 2012

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	6.76%	1.87%	4.60%

See Financial Highlights for dividend and capital gains information.

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Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	8,461,625	252,156
Vanguard Windsor Fund Investor Shares	13,137,464	189,442
Vanguard Morgan Growth Fund Investor Shares	9,309,659	189,079
Vanguard U.S. Growth Fund Investor Shares	8,894,137	188,912
Vanguard Windsor II Fund Investor Shares	6,574,766	188,367
Vanguard Explorer Fund Investor Shares	1,556,727	125,690
Vanguard Mid-Cap Growth Fund	2,913,956	63,670
Vanguard Capital Value Fund	5,752,808	61,785
Total Investment Companies (Cost $1,079,391)		1,259,101
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.137% (Cost $366)	365,883	366
Total Investments (100.0%) (Cost $1,079,757)		1,259,467
Other Assets and Liabilities (0.0%)
Other Assets		1,033
Liabilities		(1,181)
		(148)
Net Assets (100%)
Applicable to 55,325,058 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,259,319
Net Asset Value Per Share		$22.76

At April 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,186,702
Undistributed Net Investment Income		121
Accumulated Net Realized Losses		(107,214)
Unrealized Appreciation (Depreciation)		179,710
Net Assets		1,259,319

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Income Distributions Received	8,414
Net Investment Income—Note B	8,414
Realized Net Gain (Loss)
Capital Gain Distribution Received	1,877
Investment Securities Sold	(725)
Realized Net Gain (Loss)	1,152
Change in Unrealized Appreciation (Depreciation) of Investment Securities	140,670
Net Increase (Decrease) in Net Assets Resulting from Operations	150,236

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,414	13,918
Realized Net Gain (Loss)	1,152	(11,815)
Change in Unrealized Appreciation (Depreciation)	140,670	92,233
Net Increase (Decrease) in Net Assets Resulting from Operations	150,236	94,336
Distributions
Net Investment Income	(13,944)	(13,421)
Realized Capital Gain	—	—
Total Distributions	(13,944)	(13,421)
Capital Share Transactions
Issued	64,050	153,850
Issued in Lieu of Cash Distributions	13,531	13,110
Redeemed	(137,177)	(315,715)
Net Increase (Decrease) from Capital Share Transactions	(59,596)	(148,755)
Total Increase (Decrease)	76,696	(67,840)
Net Assets
Beginning of Period	1,182,623	1,250,463
End of Period[1]	1,259,319	1,182,623
1 Net Assets—End of Period includes undistributed net investment income of $121,000 and $5,651,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$20.34	$19.13	$16.43	$15.30	$26.15	$23.20
Investment Operations
Net Investment Income	.151	.228	.206	.268	.284	.232
Capital Gain Distributions Received	.033	—	—	—	1.333	.542
Net Realized and Unrealized Gain (Loss)
on Investments	2.482	1.192	2.686	1.856	(11.741)	2.705
Total from Investment Operations	2.666	1.420	2.892	2.124	(10.124)	3.479
Distributions
Dividends from Net Investment Income	(.246)	(.210)	(.192)	(.286)	(.230)	(.270)
Distributions from Realized Capital Gains	—	—	—	(.708)	(.496)	(.259)
Total Distributions	(.246)	(.210)	(.192)	(.994)	(.726)	(.529)
Net Asset Value, End of Period	$22.76	$20.34	$19.13	$16.43	$15.30	$26.15

Total Return[1]	13.27%	7.42%	17.68%	15.48%	-39.72%	15.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,259	$1,183	$1,250	$1,211	$849	$682
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.42%	0.41%	0.40%	0.43%	0.37%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.19%	1.09%	1.13%	1.71%	1.27%	0.85%
Portfolio Turnover Rate	5%	3%	3%	5%	2%	3%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended April 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $108,236,000 to offset future net capital gains of $24,029,000 through October 31, 2017, $72,059,000 through

14

Diversified Equity Fund

October 31, 2018, and $12,148,000 through October 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $1,079,757,000. Net unrealized appreciation of investment securities for tax purposes was $179,710,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the six months ended April 30, 2012, the fund purchased $27,341,000 of investment securities and sold $91,050,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
	Shares	Shares
	(000)	(000)
Issued	2,962	7,411
Issued in Lieu of Cash Distributions	676	642
Redeemed	(6,457)	(15,265)
Net Increase (Decrease) in Shares Outstanding	(2,819)	(7,212)

G. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,132.72	$2.23
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.77	2.11

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.42%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

17

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since its inception in 2005, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Vanguard has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each underlying fund in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

18

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

19

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

20

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062012

Semiannual Report | April 30, 2012

Vanguard Emerging Markets Select
Stock Fund

> Vanguard Emerging Markets Select Stock Fund returned 6.21% for the six months ended April 30, 2012, outperforming its comparative standards.

> Despite some anxiety about a slowdown in big emerging markets such as China, Brazil, and Russia, the fund earned solid returns in Asia’s technology and industrial sectors.

> Materials stocks struggled as investors evaluated whether the slowdown in China will have an impact on commodity producers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	27
Trustees Approve Advisory Agreements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard Emerging Markets Select Stock Fund	6.21%
MSCI Emerging Markets Index	3.93
Emerging Markets Funds Average	5.00

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$17.69	$18.76	$0.026	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Emerging Markets Select Stock Fund returned 6.21% for the six months ended April 30, 2012, surpassing the 3.93% return of the MSCI Emerging Markets Index and the 5.00% average return of competing funds. The fund’s performance reflected its four advisory firms’ investments in Asia’s emerging markets, particularly in the information technology and industrial sectors.

Please note that shortly after the close of the period, Vanguard announced that it had eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed.

Europe’s sovereign-debt troubles shadowed markets worldwide
International stock markets trailed the broad U.S. stock market for the six-month period. European companies were the weakest performers, trailing the returns of emerging markets and the developed markets of the Pacific region. Markets globally were unsettled as anxiety built over Europe’s sovereign-debt crisis, which continued to dominate headlines.

The debt problems in Greece and several other Eurozone countries worried investors because of the potential impact on financial markets globally. To combat these concerns, the European Central Bank has injected hundreds of millions

2

of euros in low-interest loans into the banking sector to prevent a credit freeze and help ease fears about the banks’ own stability.

Early in 2012, markets abroad rebounded for a time as investors became more optimistic about prospects for a resolution in Europe and economic improvements in other parts of the world. But that optimism quickly dissipated—and market returns sagged—as more bad news surfaced about troubled banks in Spain and other European countries.

In the United States, stocks delivered strong returns for the fiscal half-year. Signs of acceleration in the U.S. economy, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market produced its best first-quarter gain since 1998.

By the end of the six months, however, apprehension about these same sources of good news began to weigh on stock prices in the United States and elsewhere. Such rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 financial crisis, a reflection of broader economic uncertainties.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

3

higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Asian IT stocks drove fund performance
Stocks in China, South Korea, and Brazil accounted for about 40% of fund assets, on average, during the six months. Despite some anxiety about economic deceleration in China and Brazil, the Brazilian stock market was the only one of the three to post a negative return. South Korea, China, and China-centric markets such as Hong Kong and Taiwan turned in solid performances.

Much of this strength was concentrated in the information technology sector. Semiconductor stocks produced strong gains amid an improving outlook for demand. At the same time, the effects of last year’s flooding in Thailand—which

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.89%	1.61%

The fund expense ratio shown is from the prospectus dated February 24, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the fund’s annualized expense ratio was 0.92%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Emerging Markets Funds.

4

had disrupted manufacturing of electronics that incorporate semiconductors—began to dissipate.

Financials, the fund’s largest sector concentration at more than one-quarter of assets, on average, was the second-biggest driver of performance. But the gains were not shared evenly. Sector results lagged in Brazil, where investors worried that lower interest rates would affect bank profits, and in South Korea, where the European debt crisis could pinch trade-centric operations. In contrast, financial stocks performed well in China as confidence grew that the country’s slowing growth would not result in a hard landing. Consumer discretionary stocks were also strong in countries such as South Africa and South Korea.

Energy was the only sector to post a negative return. Two large oil and gas firms in India notched double-digit declines, and Brazil’s state-run energy firm was hurt by higher oil prices. Materials stocks were also weak because of worries about slowing growth in major markets such as China. But solid stock choices, as well as the advisors’ decision to avoid some hard-hit precious metals and mining stocks, helped the fund’s relative performance.

International diversification can cushion portfolio volatility
Over the past six months, we have witnessed the rise of the U.S. stock market and unease in the international markets. As investors, we are becoming all too familiar with investment environments that sound like so-so weather forecasts: somewhat sunny with occasional storms.

The financial markets move in unpredictable ways. Frankly, we shouldn’t waste our time obsessing about where they are headed in the short term. It’s more important to focus on the long term by creating investment plans tailored to our individual goals and risk tolerance. You can do this by creating a balanced and diversified portfolio that includes a mix of domestic and international stocks and bonds, as well as money market funds—and sticking with that plan regardless of market conditions.

Recent Vanguard research provides further insight into why diversification within asset classes can be useful to help temper some of the market volatility in today’s changing global environment. Long gone are the days when investors who wanted to participate in the broad spectrum of stocks could ignore international markets. Today, non-U.S. equities account for nearly 55% of global market capitalization.

5

One notable finding by our researchers: Investors who held both domestic and international stocks in their portfolios were likely to have experienced lower average volatility over the past several decades than those who held only domestic stocks. (You can find the research paper, Considerations for Investing in Non-U.S. Equities, at vanguard.com/research.)

Vanguard Emerging Markets Select Stock Fund, which relies on skilled, experienced investment managers to identify attractive opportunities in the world’s developing economies, can play a small but important role in such a well-balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 16, 2012

6

Advisors’ Report

For the six months ended April 30, 2012, Vanguard Emerging Markets Select Stock Fund returned 6.21%, compared with the 5.00% average return of peer-group funds and the 3.93% return of the fund’s benchmark, the MSCI Emerging Markets Index.

The fund’s assets are divided among four independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
M&G Investment Management	24	24	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Oaktree Capital Management,	24	24	Seeks to capture misevaluation of securities caused by
L.P.			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
Pzena Investment Management,	23	23	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on five-year
			price-to-normalized earnings. The firm believes that this
			value philosophy works well in emerging markets
			because most investors ignore the cost side of the
			equation and only focus on growth.
Wellington Management	23	23	Allocates the assets in its portion of the fund to a team
Company, LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
Cash Investments	6	5	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

The advisors, the amount and percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table on page 7. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 15, 2012.

M&G Investment Management Limited

Portfolio Managers: Michael Godfrey, CFA

Matthew Vaight, UKSIP

The fund delivered strong absolute and relative returns over the period. Markets rallied in the first few months of 2012 as encouraging data from the US and a gradual easing of tensions in the Eurozone boosted investor risk appetite.

At a sector level, stock selection was particularly strong in the Information Technology, Consumer Discretionary and Materials sectors. Positions in two technology giants; Samsung Electronics and Taiwan Semiconductor added most value. Both companies are market leaders and able to invest heavily in R&D enabling them to maintain their edge over competitors.

At a country level, stock selection in South Africa was positive. Imperial Holdings, a logistics and car distributor, was a strong performer. The company are benefitting from a re-focused strategy which has seen them pull out of capital intensive businesses and re-deploy that capital into higher returning, asset-light operations.

We bought shares in Grupo Financiero Banorte, a Mexican bank that, after a management change, is making the transition from chasing growth to focusing on profitability. Delta Electronics, a Taiwanese manufacturer of electrical power supplies, and Ophir Energy, a UK-listed oil & gas company with assets in East Africa, also joined the portfolio. Investors have been concerned about Delta’s solar energy business given excess capacity in the industry and the withdrawal of subsidies for solar power projects. In our view, this is only a small part of Delta’s overall activities, and share price weakness enabled us to invest in an innovative company that has a track record of delivering high returns.

Turning to sales, we disposed of our stakes lG Electronics, a South Korean consumer electronics manufacturer, and PTI, a Thai oil & gas company. Both companies have recently significantly increased their capital expenditure programs and, in our view, lost their focus on capital discipline. We used this as a catalyst to exit from both positions.

8

Oaktree Capital Management, L.P.

Portfolio Managers:
Frank J. Carroll III, Managing Director and Co-Head of Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of Emerging Markets Equities

Emerging-market equities rose for the six months ended April 30, 2012, led by large gains at the start of the year. The portfolio earned strong returns as a result of stock selection in China, Russia, and South Korea, which more than offset modest weakness in India and Malaysia. When viewed by industry, stock selection among the consumer discretionary, financial, telecommunication services, and industrial sectors contributed most to relative performance.

Emerging-market stocks have been trading at attractive aggregate multiples relative to their historical range. They now trade at a forward price/earnings multiple of about ten times, assuming earnings estimates are met. However, aggregate numbers mask big differences at the country and sector levels, and these differences point to where the market questions the current forecasts.

The largest emerging markets (sometimes called the BRICs—Brazil, Russia, India, and China) are trading at significant and widening discounts to the broader asset class. They have underperformed the broader index for a number of years and have moved from a premium valuation in 2008 to a discount of approximately 30% to the rest of the emerging markets based on price/earnings ratios. This discount reflects concerns about the sustainability of China’s rapid growth. Slower growth would have a negative impact on the prices of commodities supplied by Brazil and Russia. Inflation, political transitions, economic policy decisions, and other domestic issues have also contributed to BRIC underperformance.

In addition, a large valuation discrepancy has emerged at the industry level. Cyclical industries, such as materials, autos, energy, and banks, are trading at low forecast earnings multiples while more stable businesses, including consumer products, food retailers, and beverage companies, are trading at significant premiums. In our opinion, the market is currently paying a high premium for safety.

In constructing the portfolio, we have attempted to identify companies that generate strong cash flows and have good projects in which to invest or distribute excess cash to shareholders. During the past six months, we maintained overweighted positions in India, Peru, China, and Russia and underweighted positions in South Africa, South Korea, and Taiwan. We overweighted consumer staples and consumer discretionary names and underweighted energy, industrials, and information technology.

9

Pzena Investment Management, LLC

Portfolio Managers:
Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and Co-Chief Investment Officer

Emerging markets, along with global equity markets, were on a bit of a roller coaster over the past six months. The MSCI Emerging Markets Index was up 3.93% in U.S. dollars, underperforming the broader MSCI All Country World Index, which returned 7.1%. The rally in global markets was driven by some signs of improvement in the economic cycle. In emerging markets, inflationary pressures have eased, allowing the central banks of many countries to loosen monetary policy. These factors caused investors to replace the deep pessimism evident in the second half of 2011 with cautious optimism through the first few months of 2012.

From a sector perspective, the recovery was broad-based. In fact, all index sectors contributed positively to performance.

As was the case in the developed world, investors showed preferences for both higher-beta sectors (those that tend to be more volatile than the index), such as information technology, and their more stable counterparts, such as consumer staples.

Our portfolio’s performance was driven by stock selection in materials, utilities, information technology, and industrials. The two largest detractors were consumer discretionary and telecommunication services. Among individual stocks, the top three contributors were Samsung Electronics, Methanex, and Huadian Power International. The biggest detractors were Chaoda Modern Agriculture, Usinas Siderurgicas de Minas Gerais Usiminas, and China Dongxiang Group.

We continued to build positions in attractively valued companies that lagged the broader market run-up or faced company-specific issues, such as Kingboard Laminates, Texwinca Holdings, Grand Korea Leisure, Hyundai Mipo, and China Power. To fund these additions, we trimmed a number of positions that were approaching fair value, such as Oriflame Cosmetics, COPASA, LG Electronics, Samsung Electronics, and Industrias CH. We also trimmed some financials, such as Evergrande and Banco Santander (Brazil), as we found more attractive opportunities.

10

Wellington Management Company, llp

Portfolio Manager:

Cheryl M. Duckworth, CFA, Senior Vice President and Associate Director, Global Industry Research

Emerging market equities rose during the period as generally improving economic data added to investors’ optimism. This helped to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. For the six months, all regions—Europe, the Middle East, and Africa (EMEA), Latin America, and Asia—gained.

Stock selection was strong in financials, with holdings such as Bank of Ayudhya, China Overseas Grand, and Metro Bank & Trust contributing to the fund’s returns on both an absolute and a relative basis. Selection within utilities was also positive, particularly our holdings in SABESP and Guangdong Investment. South Korean consumer and industrial electronics manufacturer Samsung Electronics was the largest contributor to performance on an absolute basis. The company reported better-than-expected quarterly results driven by strong pricing in the semiconductor segment and smartphone volumes that outperformed Apple. Samsung continues to take market share from its smartphone competitors, which should help spur future earnings growth.

Our stock selection was weakest in energy, telecommunication services, and information technology, offsetting more favorable picks in other sectors. Energy holding Reliance Industries was the largest relative detractor for the period. Reliance is one of the largest global players in refining, commodity chemicals, and polyester, as well as the second-largest gas producer in India. In April, the company reported that its annual earnings were in line with expectations. But revenue and measures of profitability fell sequentially during the fourth quarter because of a decline in refining margins as well as lower earnings from exploration and production. The stock also seemed to react to macro concerns in India. Chinese tobacco manufacturer Huabao International, Agentina-based oil and gas company YPF, and China-based mobile phone handset components supplier Spreadtrum Communications also detracted.

11

Emerging Markets Select Stock Fund

Fund Profile
As of April 30, 2012

Portfolio Characteristics
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Number of Stocks	241	811	1,837
Median Market Cap	$10.5B	$17.1B	$27.6B
Price/Earnings Ratio	12.1x	11.6x	13.5x
Price/Book Ratio	1.6x	1.7x	1.4x
Return on Equity	19.1%	19.6%	17.2%
Earnings Growth
Rate	12.2%	14.5%	3.9%
Dividend Yield	2.3%	2.7%	3.3%
Turnover Rate
(Annualized)	138%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.89%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Consumer
Discretionary	9.1%	8.1%	9.6%
Consumer Staples	5.8	8.2	10.0
Energy	13.7	14.0	11.4
Financials	24.4	23.7	23.6
Health Care	0.9	1.1	6.9
Industrials	6.2	6.6	10.6
Information
Technology	16.2	13.7	6.6
Materials	11.7	12.6	11.5
Telecommunication
Services	8.2	8.3	5.9
Utilities	3.8	3.7	3.9

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.
Ltd.	Semiconductors	4.2%
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	2.7
Petroleo Brasileiro SA	Integrated Oil &
	Gas	2.7
Vale SA	Steel	1.6
America Movil SAB de	Wireless
CV	Telecommunication
	Services	1.6
Sasol Ltd.	Integrated Oil &
	Gas	1.6
Hana Financial Group
Inc.	Diversified Banks	1.6
CNOOC Ltd.	Oil & Gas
	Exploration &
	Production	1.5
Hon Hai Precision	Electronic
Industry Co Ltd.	Manufacturing
	Services	1.4
Sberbank of Russia	Diversified Banks	1.2
Top Ten		20.1%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 24, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratio was 0.92%.

12

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Europe
United Kingdom	1.1%	0.0%	15.7%
Other	1.1	0.0	27.6
Subtotal	2.2%	0.0%	43.3%
Pacific
Hong Kong	2.1%	0.0%	2.0%
Other	1.5	0.0	21.8
Subtotal	3.6%	0.0%	23.8%
Emerging Markets
China	19.1%	18.1%	4.4%
South Korea	14.0	15.3	3.7
Brazil	12.7	14.0	3.4
Taiwan	9.0	10.7	2.6
India	6.4	6.3	1.5
Russia	6.1	6.5	1.6
South Africa	5.8	7.7	1.9
Mexico	3.9	4.8	1.1
Thailand	3.2	2.1	0.5
Turkey	2.5	1.4	0.3
Malaysia	2.1	3.4	0.8
Philippines	1.3	0.8	0.2
Indonesia	1.2	2.7	0.7
Other	4.0	6.2	1.5
Subtotal	91.3%	100.0%	24.2%
North America
Canada	1.4%	0.0%	8.3%
Other	0.1	0.0	0.0
Subtotal	1.5%	0.0%	8.3%
Middle East	1.4%	0.0%	0.4%

13

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 27, 2011, Through April 30, 2012

Total Returns: Period Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Emerging Markets Select Stock
Fund	6/27/2011	-4.45%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

14

Emerging Markets Select Stock Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.4%)[1]
Argentina (0.2%)
MercadoLibre Inc.	1,325	128
Arcos Dorados Holdings Inc.
Class A	2,430	44
		172
Australia (0.6%)
* Perseus Mining Ltd.	140,742	378
* CGA Mining Ltd.	106,190	231
		609
Brazil (11.6%)
Petroleo Brasileiro SA
Prior Pfd.	192,604	2,130
Vale SA Class B ADR	43,395	963
Banco do Brasil SA	77,300	959
Usinas Siderurgicas de
Minas Gerais SA Prior Pfd.	134,118	769
Vale SA Prior Pfd.	28,920	626
Petroleo Brasileiro SA ADR	22,363	526
Totvs SA	26,100	507
Cia de Saneamento Basico
do Estado de Sao Paulo
ADR	6,250	495
EDP - Energias do Brasil SA	65,700	458
Banco Santander Brasil SA	54,300	441
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	7,785	366
Multiplus SA	16,800	366
All America Latina Logistica
SA	78,600	356
Banco Bradesco SA ADR	19,900	319
Fibria Celulose SA	39,600	316
BRF - Brasil Foods SA	16,200	294
Telefonica Brasil SA ADR	10,200	290
Cia de Bebidas das
Americas ADR	6,793	285
Souza Cruz SA	12,000	186
Braskem SA Prior Pfd.	24,300	170

		Market
		Value
	Shares	($000)
Banco Santander Brasil
SA ADR	20,300	164
PDG Realty SA
Empreendimentos e
Participacoes	56,300	132
BR Malls Participacoes SA	9,600	119
Itau Unibanco Holding SA
Prior Pfd.	7,200	113
Cia Hering	1,400	35
Localiza Rent a Car SA	1,200	20
Lojas Americanas SA
Prior Pfd.	2,100	20
Telefonica Brasil SA
Prior Pfd.	600	17
		11,442
Cambodia (0.1%)
* NagaCorp Ltd.	114,000	53

Canada (1.4%)
Methanex Corp.	18,600	655
First Quantum Minerals Ltd.	21,500	447
Sherritt International Corp.	47,600	272
* Sino-Forest Corp.	1,600	—
		1,374
Chile (0.4%)
Sociedad Quimica y Minera
de Chile SA ADR	4,210	245
SACI Falabella	17,441	171
		416
China (17.7%)
CNOOC Ltd.	707,000	1,494
China Shenhua Energy
Co. Ltd.	207,000	914
China Construction
Bank Corp.	1,135,000	881
China Unicom Hong Kong
Ltd.	431,000	754
China Mobile Ltd.	65,500	725

15

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
	China Pacific Insurance
	Group Co. Ltd.	212,200	687
	Industrial & Commercial
	Bank of China	993,000	660
	Yingde Gases	518,000	602
*	Galaxy Entertainment
	Group Ltd.	164,000	511
	Shanghai Electric Group
	Co. Ltd.	992,000	497
	Lenovo Group Ltd.	518,000	495
	Mindray Medical
	International Ltd. ADR	14,800	485
	Tencent Holdings Ltd.	14,700	460
*	Huadian Power
	International Co.	1,991,000	457
	Kingboard Laminates
	Holdings Ltd.	934,625	435
	Tsingtao Brewery Co. Ltd.	70,000	423
	China Power International
	Development Ltd.	1,837,600	415
	Agile Property Holdings
	Ltd.	298,000	388
	Guangdong Investment
	Ltd.	504,000	370
	ENN Energy Holdings Ltd.	96,000	335
	China Metal Recycling
	Holdings Ltd.	288,000	329
	China Resources Power
	Holdings Co. Ltd.	180,000	327
	Sands China Ltd.	82,000	321
	China Dongxiang Group
	Co.	2,220,000	299
	China Overseas Land &
	Investment Ltd.	138,000	298
	Agricultural Bank of China
	Ltd.	616,000	291
*	China Taiping Insurance
	Holdings Co. Ltd.	133,400	278
	Soho China Ltd.	353,000	274
	China Oilfield Services
	Ltd.	168,000	271
	China BlueChemical Ltd.	376,000	268
	Hopefluent Group
	Holdings Ltd.	904,000	235
	Evergrande Real Estate
	Group Ltd.	404,000	232
*	Haier Electronics Group
	Co. Ltd.	219,000	228
	Huabao International
	Holdings Ltd.	613,000	221
	Zhongsheng Group
	Holdings Ltd.	106,000	209
*	China Modern Dairy
	Holdings Ltd.	641,000	181
	Hengan International
	Group Co. Ltd.	15,900	168

		Market
		Value
	Shares	($000)
* Greatview Aseptic
Packaging Co. Ltd.	296,000	161
China Telecom Corp. Ltd.	240,000	128
AMVIG Holdings Ltd.	190,000	106
China Shipping
Development Co. Ltd.	164,000	106
Vinda International
Holdings Ltd.	59,000	105
China Railway Group Ltd.	215,000	85
Shandong Weigao Group
Medical Polymer Co. Ltd.	72,500	83
Leoch International
Technology Ltd.	259,000	64
Intime Department Store
Group Co. Ltd.	48,000	60
MGM China Holdings Ltd.	23,600	43
Daphne International
Holdings Ltd.	30,000	43
* Chaoda Modern
Agriculture Holdings Ltd.	404,000	40
Golden Eagle Retail
Group Ltd.	12,000	31
		17,473
Colombia (0.2%)
BanColombia SA ADR	3,300	224

Egypt (0.2%)
Commercial International
Bank Egypt SAE	45,409	192

Exchange-Traded Fund (4.8%)
2 Vanguard MSCI Emerging
Markets ETF	112,795	4,797

France (0.6%)
CFAO SA	13,767	593

Hong Kong (2.0%)
Pacific Basin Shipping Ltd.	1,063,750	557
* Texwinca Holdings Ltd.	375,000	458
Stella International
Holdings Ltd.	124,500	329
Wharf Holdings Ltd.	43,000	255
ASM Pacific Technology
Ltd.	15,900	215
* China Overseas Grand
Oceans Group Ltd.	125,000	167
Shun Tak Holdings Ltd.	114,000	47
		2,028
Hungary (0.8%)
Magyar Telekom
Telecommunications plc	187,050	471
OTP Bank plc	21,250	372
		843

16

Emerging Markets Select Stock Fund

		Market
		Value
	Shares	($000)
India (5.9%)
Reliance Industries Ltd.	76,625	1,081
HCL Technologies Ltd.	59,025	573
ITC Ltd.	118,338	551
Bank of India	62,211	417
* Genpact Ltd.	23,700	395
Bharti Airtel Ltd.	65,713	386
HDFC Bank Ltd. ADR	11,084	380
* Idea Cellular Ltd.	211,910	316
Infosys Ltd. ADR	5,846	277
Bank of Baroda	15,000	219
Punjab National Bank	13,114	211
Marico Ltd.	34,438	115
Dr Reddy’s Laboratories
Ltd. ADR	3,340	113
Central Bank Of India	59,475	110
Corp Bank	13,975	108
Nava Bharat Ventures Ltd.	26,337	103
Indian Bank	24,375	102
Aban Offshore Ltd.	12,577	99
Jain Irrigation Systems
Ltd.	58,486	98
United Phosphorus Ltd.	44,011	97
Gujarat NRE Coke Ltd.	91,808	35
ING Vysya Bank Ltd.	4,792	33
		5,819
Indonesia (1.0%)
Bank Rakyat Indonesia
Persero Tbk PT	403,500	291
* Indofood CBP Sukses
Makmur Tbk PT	471,500	289
Bumi Serpong Damai PT	1,618,000	250
Gudang Garam Tbk PT	16,000	103
Telekomunikasi Indonesia
Persero Tbk PT ADR	1,500	54
		987
Kenya (0.1%)
Safaricom Ltd.	1,369,800	54

Malaysia (1.9%)
Genting Malaysia Bhd.	382,800	485
Axiata Group Bhd.	222,600	391
CIMB Group Holdings
Bhd.	132,700	324
UMW Holdings Bhd.	117,600	305
British American Tobacco
Malaysia Bhd.	12,400	227
AMMB Holdings Bhd.	59,400	122
		1,854
Mexico (3.5%)
America Movil SAB de
CV ADR	40,459	1,078

		Market
		Value
	Shares	($000)
Grupo Financiero Banorte
SAB de CV	133,300	646
America Movil SAB de CV	370,900	495
* Industrias CH SAB de CV
Class B	104,600	474
Fomento Economico
Mexicano SAB de CV	43,380	353
Grupo Modelo SAB de CV	38,100	269
Wal-Mart de Mexico
SAB de CV	40,200	115
		3,430
Peru (0.7%)
Cia de Minas
Buenaventura SA ADR	8,649	357
Southern Copper Corp.	10,018	329
		686
Philippines (1.2%)
Energy Development
Corp.	4,407,200	614
Metropolitan Bank & Trust	80,090	173
Philippine Long Distance
Telephone Co.	2,816	172
Robinsons Land Corp.	255,500	105
Philippine Long Distance
Telephone Co. ADR	1,200	73
* Puregold Price Club Inc.	56,100	32
		1,169
Poland (0.7%)
* Cyfrowy Polsat SA	112,125	495
Bank Pekao SA	5,002	236
		731
Qatar (0.8%)
Industries Qatar QSC	19,080	764

Russia (5.6%)
Gazprom OAO ADR	71,494	828
Lukoil OAO ADR
(London Shares)	11,872	730
Rosneft Oil Co. GDR	100,336	718
Sberbank of Russia ADR	55,002	712
Sberbank of Russia	151,521	487
* NOMOS-BANK GDR	34,183	460
Lukoil OAO ADR	6,669	410
Mobile Telesystems
OJSC ADR	20,036	392
Eurasia Drilling Co. Ltd.
GDR	11,644	333
Phosagro OAO GDR	25,166	258
NovaTek OAO GDR	1,407	180
		5,508
Singapore (0.9%)
Noble Group Ltd.	436,000	414
Olam International Ltd.	133,000	242

17

Emerging Markets Select Stock Fund

		Market
		Value
	Shares	($000)
* China Minzhong Food
Corp. Ltd.	301,000	203
		859
South Africa (5.2%)
Sasol Ltd.	29,682	1,411
Imperial Holdings Ltd.	28,576	622
Standard Bank Group Ltd.	40,769	602
MTN Group Ltd.	32,367	566
Discovery Holdings Ltd.	56,707	375
Naspers Ltd.	5,537	334
African Bank Investments
Ltd.	60,186	301
Anglo American plc	6,300	244
Aveng Ltd.	46,125	236
Sanlam Ltd.	37,046	160
FirstRand Ltd.	47,304	154
Sasol Ltd. ADR	3,082	146
		5,151
South Korea (12.7%)
Samsung Electronics Co.
Ltd.	3,361	4,114
Hana Financial Group Inc.	45,530	1,552
Shinhan Financial Group Co.
Ltd.	28,994	1,006
Hyundai Mipo Dockyard	5,950	641
SK Telecom Co. Ltd.	4,800	575
Hyundai Motor Co.	2,303	544
Industrial Bank of Korea	49,490	544
Grand Korea Leisure Co.
Ltd.	22,320	467
GS Holdings	8,378	437
Hyundai Mobis	1,291	349
LG Electronics Inc.	5,525	341
NHN Corp.	1,430	323
E-Mart Co. Ltd.	1,306	310
LG Chem Ltd.	1,165	291
Dongbu Insurance Co. Ltd.	5,480	218
Kolon Industries Inc.	3,600	199
KB Financial Group Inc. ADR	5,550	188
KB Financial Group Inc.	4,240	144
* LG Life Sciences Ltd.	3,280	89
Woongjin Coway Co. Ltd.	2,670	85
Daewoo Shipbuilding &
Marine Engineering Co.
Ltd.	2,890	80
Kia Motors Corp.	916	67
		12,564
Sweden (0.2%)
Oriflame Cosmetics SA	5,750	206

Switzerland (0.3%)
* Dufry AG	2,243	305

Taiwan (8.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	494,000	1,460

			Market
			Value
		Shares	($000)
	Hon Hai Precision Industry
	Co. Ltd.	448,200	1,409
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	77,058	1,201
	Compal Electronics Inc.	702,000	804
	Advanced Semiconductor
	Engineering Inc.	460,924	463
	Delta Electronics Inc.	139,000	411
	United Microelectronics
	Corp. ADR	92,321	247
	Formosa Plastics Corp.	84,000	238
*	Yuanta Financial Holding
	Co. Ltd.	484,842	231
	Foxconn Technology Co.
	Ltd.	65,800	230
	Hiwin Technologies Corp.	22,000	207
	Advantech Co. Ltd.	60,200	204
*	Airtac International Group	30,000	171
	Chroma ATE Inc.	74,560	169
	Far Eastern New Century
	Corp.	147,000	165
	Taishin Financial Holding
	Co. Ltd.	427,510	164
	Wistron Corp.	85,298	127
	Synnex Technology
	International Corp.	52,000	121
			8,022
Thailand (2.9%)
	Bangkok Bank PCL	115,500	715
	Krung Thai Bank PCL
	(Foreign)	949,500	554
	PTT Global Chemical PCL	194,051	434
	Bank of Ayudhya PCL
	(Foreign)	359,800	330
	Siam Commercial Bank
	PCL (Foreign)	59,900	301
	Bangkok Bank PCL (Foreign)	42,900	270
	Siam Cement PCL NVDR	11,300	128
	PTT Global Chemical PCL	31,600	69
	Bank of Ayudhya PCL	73,800	67
	Central Pattana PCL	29,300	48
			2,916
Turkey (2.4%)
*	Asya Katilim Bankasi AS	725,267	740
*	Turkcell Iletisim Hizmetleri
	AS ADR	30,456	376
	Tupras Turkiye Petrol
	Rafinerileri AS	17,942	376
	Ford Otomotiv Sanayi AS	39,175	361
	Turkiye Vakiflar Bankasi Tao	185,525	333
*	Turkiye Garanti Bankasi AS	47,140	173
			2,359

18

Emerging Markets Select Stock Fund

		Market
		Value
	Shares	($000)
United Arab Emirates (0.6%)
DP World Ltd.	52,528	597

United Kingdom (1.0%)
AZ Electronic Materials SA	130,461	674
* Ophir Energy plc	38,415	359
		1,033
United States (0.1%)
* NII Holdings Inc.	6,900	97
Total Common Stocks
(Cost $95,035)		95,327
Temporary Cash Investments (2.8%)[1]
Money Market Fund (2.5%)
3 Vanguard Market
Liquidity Fund, 0.137%	2,423,913	2,424

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.3%)
[4,5] Fannie Mae Discount
Notes, 0.155%, 9/26/12	300	300
Total Temporary Cash Investments
(Cost $2,724)		2,724
Total Investments (99.2%)
(Cost $97,759)		98,051
Other Assets and Liabilities (0.8%)
Other Assets		2,235
Liabilities		(1,402)
		833
Net Assets (100%)
Applicable to 5,271,059 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		98,884
Net Asset Value Per Share		$18.76

At April 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	99,402
Undistributed Net Investment Income	311
Accumulated Net Realized Losses	(1,082)
Unrealized Appreciation (Depreciation)
Investment Securities	292
Futures Contracts	(37)
Foreign Currencies	(2)
Net Assets	98,884

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 1.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Emerging Markets Select Stock Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	729
Interest[2]	2
Total Income	731
Expenses
Investment Advisory Fees—Note B	181
The Vanguard Group—Note C
Management and Administrative	108
Custodian Fees	31
Shareholders’ Reports	1
Total Expenses	321
Net Investment Income	410
Realized Net Gain (Loss)
Investment Securities Sold[2]	408
Futures Contracts	117
Foreign Currencies	(27)
Realized Net Gain (Loss)	498
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,143
Futures Contracts	(40)
Foreign Currencies	(23)
Change in Unrealized Appreciation (Depreciation)	3,080
Net Increase (Decrease) in Net Assets Resulting from Operations	3,988

1 Dividends are net of foreign withholding taxes of $67,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $13,000, $2,000, and 222,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

		June 14,
	Six Months Ended	2011[1] to
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	410	135
Realized Net Gain (Loss)	498	(1,764)
Change in Unrealized Appreciation (Depreciation)	3,080	(2,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,988	(4,456)
Distributions
Net Investment Income	(79)	—
Realized Capital Gain	—	—
Total Distributions	(79)	—
Capital Share Transactions
Issued	58,398	56,497
Issued in Lieu of Cash Distributions	73	—
Redeemed[2]	(11,031)	(4,506)
Net Increase (Decrease) from Capital Share Transactions	47,440	51,991
Total Increase (Decrease)	51,349	47,535
Net Assets
Beginning of Period	47,535	—
End of Period[3]	98,884	47,535

1 Commencement of subscription period for the fund.
2 Net of redemption fees for fiscal 2012 and 2011 of $23,000 and $37,000, respectively.
3 Net Assets—End of Period includes undistributed net investment income of $311,000 and accumulated net investment losses of ($37,000).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Financial Highlights

	Six Months	June 14,
	Ended	2011[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$17.69	$20.00
Investment Operations
Net Investment Income	.095	.079[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	1.001	(2.389)
Total from Investment Operations	1.096	(2.310)
Distributions
Dividends from Net Investment Income	(.026)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.026)	—
Net Asset Value, End of Period	$18.76	$17.69

Total Return[4]	6.21%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$99	$48
Ratio of Total Expenses to Average Net Assets	0.92%	0.89%[5]
Ratio of Net Investment Income to Average Net Assets	1.17%	1.09%[5]
Portfolio Turnover Rate	138%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments. Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00 and $.01.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

23

Emerging Markets Select Stock Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2011, and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contracts entered into with M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, LLP, the investment advisory fees will be subject to quarterly adjustments, beginning May 1, 2012, based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index. Performance will be phased in by July 31, 2014.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

24

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	22,638	—	—
Common Stocks—Other	4,559	68,130	—
Temporary Cash Investments	2,424	300	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	29,620	68,430	—
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	June 2012	30	1,529	(37)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

Emerging Markets Select Stock Fund

During the six months ended April 30, 2012, the fund realized net foreign currency losses of $27,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2012, the fund realized gains on the sale of passive foreign investment companies of $27,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at April 30, 2012, had unrealized appreciation of $9,000 as of October 31, 2011, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $1,244,000 to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $97,768,000. Net unrealized appreciation of investment securities for tax purposes was $283,000, consisting of unrealized gains of $5,614,000 on securities that had risen in value since their purchase and $5,331,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2012, the fund purchased $94,274,000 of investment securities and sold $46,909,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	June 14, 2011[1] to
	April 30, 2012	October 31, 2011
	Shares	Shares
	(000)	(000)
Issued	3,184	2,954
Issued in Lieu of Cash Distributions	4	—
Redeemed	(605)	(266)
Net Increase (Decrease) in Shares Outstanding	2,583	2,688
1 Commencement of subscription period for the fund.

I. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,062.15	$4.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.29	4.62

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.92%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Emerging Markets Select Stock Fund has renewed the fund’s investment advisory agreements with M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company, LLP (Wellington Management). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each advisor’s investment management services provided to the fund since its inception in 2011, and took into account the organizational depth and stability of each  advisor. The board noted the following:

M&G Investment Management Limited. Founded in 1931, M&G is an investment management firm offering a broad range of investment products. M&G employs a long-term, bottom-up approach to portfolio management that seeks to identify companies that can handle capital with discipline, generate returns above the cost of capital, and stay focused on creating value. M&G’s long-term view attempts to take advantage of pricing deviations created by short-term investors. The advisor seeks diversification across four areas in which investors tend to misprice returns: external change, internal change, asset growth, and quality. M&G has advised a portion of the fund since the fund’s inception.

Oaktree Capital Management, L.P. Founded in 1995, Oaktree is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. Oaktree seeks to capture misevaluation of securities caused by investor behavior, while placing a priority on limiting losses. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management. Oaktree has advised a portion of the fund since the fund’s inception.

Pzena Investment Management, LLC. Founded in 1995, Pzena is an independent investment management firm that uses a classic value investment strategy in a range of domestic and international portfolios. Pzena uses a deep-value approach that focuses on the most undervalued companies based on five-year price-to-normalized earnings. Pzena believes its value philosophy works well in emerging markets because most investors ignore the cost side of the equation and only focus on growth. Because the companies Pzena targets are underperforming their historical earnings power, each potential holding undergoes intensive research to determine whether the problems are temporary or permanent. Pzena has advised a portion of the fund since the fund’s inception.

29

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected investment management firms. The portfolio manager, along with other senior members of Wellington Management, allocates the assets in its portion of the fund to a team of investment professionals, who are primarily global industry analysts (GIAs). The relative size of each analyst’s subportfolio is roughly proportional to the weight of the analyst’s coverage universe in the fund’s benchmark. Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of their industries. Wellington Management has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperfor- mance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in a disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of M&G, Oaktree, Pzena, and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for M&G, Oaktree, Pzena, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

30

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing)

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7522 062012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444,
Incorporated by Reference.